SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported)26-Nov-01

Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2001-1
(Exact name of registrant as specified in its charter)


          Delaware                      333-49820          13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

     On November 25, 2001 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
     the Commission, the Monthly Report dated   26-Nov-01
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report   26-Nov-01


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2001-1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date: November 26, 2001

DISTRIBUTION SUMMARY

                          Beginning          Current Period        Accrued
          Original Current Principal Principal Pass-Through       Interest
Class  Face Value            Amount Distribution       Rate Distributed (1)
A      151552000.00      89407968.33  5248381.54    7.50000%     558799.80
A-IO     5262224.00       3217066.40        0.00    7.50000%      20106.67
M-1      4341350.00       4341350.00        0.00    7.50000%      27133.44
M-2      1973340.00       1973340.00        0.00    7.50000%      12333.38
X      157866740.27      96511992.03        0.00         -       123021.86
R             50.00             0.00        0.00    7.50000%          0.00
TOTAL  157866740.00      95722658.33  5248381.54                 741395.15




                        Certificate       Ending
     Realized Loss         Interest Current Prin
         Principal        Shortfall       Amount
Class
A               N/A              N/A 84159586.79
A-IO           0.00             0.00  3042120.35
M-1            0.00             0.00  4341350.00
M-2            0.00             0.00  1973340.00
X              0.00             0.00 91263610.49
R              0.00             0.00        0.00
TOTAL          0.00             0.00 90474276.79


AMOUNTS PER $1,000 UNIT

                                                   Interest        Ending
                               Prin         Int Carry-forward   Curr Prin
Class    Cusip         Distribution Distribution     Amount        Amount
A    22540AVR6          34.63089593  3.68718196  0.00000000  555.31821941
A-IO 22540AVU9           0.00000000  3.82094529  0.00000000  578.10544547
M-1  22540AVS4           0.00000000  6.25000058  0.00000000 1000.00000000
M-2  22540AVT2           0.00000000  6.25000253  0.00000000 1000.00000000
X    N/A                 0.00000000  0.77927660  0.00000000  578.10537124
R    22540AVV7           0.00000000  0.00000000  0.00000000    0.00000000



     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2001-1


                        By: /s/ Mary Fonti
                        Name:  Mary Fonti
                        Title:  Vice President
                        Bank One, NA